SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              September 28, 2001
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                             U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      000-15217                57-0990958
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)



     147 WEST ELECTION ROAD, SUITE 110, DRAPER, UT              84020
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       (Address of Principal Executive Offices)               (Zip Code)


                                 (801) 984-2600
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On September 28, 2001, U.S. Aggregates, Inc. (the "Company") issued a press release announcing that it had received a request for a reduction in the purchase price of its Southeastern Assets. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

Exhibit 99.1        Press Release dated September 28, 2001, entitled "U.S.
                    Aggregates Announces Request for Lower Purchase Price of Southeastern Operations."





                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                            U.S. AGGREGATES, INC.


                                            By:  /s/ STANFORD SPRINGEL
                                                 ----------------------------
                                                 Stanford Springel
                                                 Chief Executive Officer